UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________
FORM 8-K

     CURRENT REPORT

PURSUANT TO SECTION 13 OR 14(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 14, 2004

Commission File Number 0-30323

COLLEGE PARTNERSHIP, INC.
(Name of small business issuer in its charter)

Nevada	84-1416023
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

333 South Allison Parkway, Suite 100, Lakewood, CO 80225
(Address of principal executive offices)

(303) 804-0155
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.      Results of Operations and Financial Condition

The following information is furnished pursuant to Item 2.02, "Results of Operations and Financial Condition."

On December 14, 2004 College Partnership, Inc. issued a press release announcing its results for the fiscal year ended July 31, 2004, which includes forward looking statements for the quarters ending October 31, 2004, and January 31, 2005. A copy of the press release is furnished as Exhibit 99.1 to this report.

(c) Exhibits

Exhibit No.                 Description

      99.1               Press Release issued by College Partnership, Inc. on December 14, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

College Partnership, Inc.

December 14, 2004

By:/s/ John Schoonbrood John Schoonbrood Chief Financial Officer

Exhibit Index

Exhibit No.                 Description

      99.1               Press Release issued by College Partnership on December 14, 2004.